Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 31, 2015 by and among SL GREEN REALTY CORP. (the “Parent”), SL GREEN OPERATING PARTNERSHIP, L.P. (“SLGOP”) and RECKSON OPERATING PARTNERSHIP, L.P. (“Reckson”; together with the Parent and SLGOP, each individually a “Borrower” and collectively, the “Borrowers”), each of the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties hereto.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2012, as amended or otherwise modified by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 21, 2014, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 6, 2015 and that certain consent letter dated as of May 29, 2015 (as so amended or otherwise modified and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on and subject to the terms and conditions contained herein;

WHEREAS, pursuant to Section 2.19. of the Credit Agreement, the Borrower has requested an increase in the aggregate amount of the Revolving Commitments and the making of Additional Term Loans; and

WHEREAS, certain of the Lenders and the Persons becoming Lenders pursuant to Section 2 of this Amendment are willing to increase their existing, or make available new, Revolving Commitments and make Additional Term Loans, as applicable, on and subject to the terms and conditions contained herein and in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendment to Credit Agreement.  Upon the effectiveness of this Amendment, the applicable parties hereto agree that the Credit Agreement is amended by restating the first sentence of Section 2.19. thereof in its entirety as follows:

The Borrowers shall have the right (a) prior to the Revolving Termination Date, to request increases in the aggregate amount of the Revolving Commitments and (b) prior to the Term Loan Maturity Date, to request the making of additional Term Loans (“Additional Term Loans”), in each case, by the Borrower Representative providing written notice (which may be by telecopy or electronic mail) to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any increase in the Revolving Commitments and the making of any Additional Term Loans, the aggregate amount of the Revolving Commitments and the aggregate outstanding principal amount of Term Loans shall not exceed $3,000,000,000 less the amount of any voluntary reductions of the Revolving Commitments made pursuant to Section 2.13.

Section 2.  Accordion Exercise.

(a)           Upon the effectiveness of this Amendment, (i) each of the Lenders set forth on Exhibit A agrees that the amount of its Revolving Commitment shall be increased by an amount equal to the “Amount of Increase of Revolving Commitment”, if any, set forth for such Lender on Exhibit A, (ii) each Person becoming a Lender pursuant to the immediately following subsection (b) (each a “New Lender”) agrees to make available a Revolving Commitment in an amount equal to the “New Revolving Commitment Amount” set forth for such New Lender on Exhibit A, (iii) each of the Lenders and New Lenders set forth on Exhibit A is willing to make an Additional Term Loan to the Borrowers in an amount equal to the “Additional Term Loan Amount”, if any, set forth for such Lender or New Lender on Exhibit A and (iv) each Lender increasing the amount of its Revolving Commitment and each New Lender providing a new Revolving Commitment agree to make the payments required to be made by such Lenders and New Lenders under the seventh sentence of Section 2.19. of the Credit Agreement.

(b)           Upon the effectiveness of this Agreement, each New Lender acknowledges and agrees that it shall be a Lender under the Credit Agreement having a Revolving Commitment in the amount, if any, set forth for such New Lender on Exhibit A as such New Lender’s “New Revolving Commitment Amount” and holding a Term Loan in the amount, if any, set forth for such New Lender on Exhibit A as such New Lender’s “Additional Term Loan Amount”.  Accordingly, such New Lender shall have all of the rights and obligations of a Revolving Lender or Term Loan Lender, as applicable, under the Credit Agreement and the other Loan Documents with respect to New Lender’s Revolving Commitment and Term Loan, as applicable, and other rights of a Lender under the Credit Agreement and the other Loan Documents with respect to New Lender’s Revolving Commitment and Term Loan, as applicable.  Each New Lender (i) represents and warrants that (v) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (w) subject to the approval of the Administrative Agent as evidenced by its signature to this Agreement, it meets all the requirements to be an Eligible Assignee, (x) it is sophisticated with respect to decisions to acquire assets of the type represented by such New Lender’s Revolving Commitment and Term Loan, as applicable, and either it, or the person exercising discretion in making its decision with respect to such New Lender’s Revolving Commitment and Term Loan, as applicable, is experienced in such matters, (y) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 or 8.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide such New Lender’s Revolving Commitment and Term Loan, as applicable, and (z) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide such New Lender’s Revolving Commitment and Term Loan, as applicable; and (ii) agrees that (x) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (y) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the increases of the existing, and the making available of the new, Revolving Commitments and the making of the Additional Term Loans under the immediately preceding Section 2, is subject to the condition precedent that the Administrative Agent receive each of the following, each in form and substance satisfactory to the Administrative Agent:

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(a)           a counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent, the Requisite Lenders, each Lender increasing its Revolving Commitment or making an Additional Term Loan and each New Lender;

(b)           new Revolving Notes executed by the Borrowers, payable to any New Lenders providing a Revolving Commitment pursuant to this Amendment, and replacement Revolving Notes executed by the Borrowers, payable to any existing Revolving Lenders increasing their Revolving Commitments pursuant to this Amendment, in each case, in the amount of the Revolving Commitment of such New Lender or Revolving Lender (in each case unless any such New Lender or Revolving Lender has notified the Administrative Agent that it elects not to receive such a Note);

(c)           new Term Notes executed by the Borrowers, payable to any New Lenders making an Additional Term Loan pursuant to this Amendment, and replacement Term Notes executed by the Borrowers, payable to any existing Term Loan Lenders increasing their Term Loans pursuant to this Amendment, in each case, in the aggregate principal amount of the Term Loans of such New Lender or Term Loan Lender (in each case unless any such New Lender or Term Loan Lender has notified the Administrative Agent that it elects not to receive such a Note);

(d)           a certificate from the Parent’s chief executive officer, chief legal officer, chief financial officer or chief accounting officer certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence and (ii) the representations and warranties made or deemed made by any Borrower in any Loan Document to which such Borrower is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement;

(e)           copies of all corporate, partnership or other necessary action taken by the Borrowers to authorize their execution and delivery of this Amendment, the performance of this Amendment and the Credit Agreement as amended by this Amendment, and the increase in the Revolving Commitments and the borrowing of the Additional Term Loans contemplated by this Amendment;

(f)            an opinion of counsel to the Borrowers and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent;

(g)           a Compliance Certificate for each of the Parent and Reckson calculated based on the Parent’s fiscal quarter ended March 31, 2015 and giving pro forma effect to the increase of the Revolving Commitments and the making of the Additional Term Loans contemplated by this Amendment;

(h)           evidence that all fees due and payable to the Lenders and any of their Affiliates, and all fees and expenses payable to the Administrative Agent, in connection with this Amendment have been paid; and

(i)            such other documents, instruments and agreements as the Administrative Agent may reasonably request.

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Section 4.  Representations.  Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and to perform its obligations hereunder, and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against it in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its respective properties may be bound; and (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Borrowers.  Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only. The execution, delivery and effectiveness of

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this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall constitute a Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.  This Amendment may be executed by any electronic means, including “pdf”.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

SL GREEN OPERATING PARTNERSHIP, L.P.

By:	SL Green Realty Corp.

	By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

RECKSON OPERATING PARTNERSHIP, L.P.

By:	Wyoming Acquisition GP LLC,
as Sole General Partner

	By:	SL Green Operating Partnership, L.P.,

By: SL Green Realty Corp.

	By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

SL GREEN REALTY CORP.

	By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Sean Armah
Name: Sean Armah
Title: Vice-President

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AGRICULTURAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Jian Zhang
Name: Jian Zhang
Title: EVP & Head of Corporate Banking

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Vice President

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

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E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:	/s/ Edward Chen
Name: Edward Chen
Title: SVP & General Manager

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FIRST COMMERCIAL BANK LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Bill Wang
Name: Bill Wang
Title: Senior Vice President & General Manager

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Chien-Du Jan
Name: Chien-Du Jan
Title: VP & Deputy GM

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ John Feeney
Name: John Feeney
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P Kelly
Name: Brian P Kelly
Title: Senior Vice President

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TD BANK, N.A., as a Lender

By:	/s/ Aaron C. Miller
Name: Aaron C. Miller
Title: VP

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
Name: David Heller
Title: Senior Vice President

EXHIBIT A

Amounts of Increases/New Revolving Commitments and Additional Term Loans

Lender	Amount of Increase of Revolving Commitment	New Revolving Commitment Amount	Additional Term Loan Amount
Wells Fargo Bank, N.A	$32,250,000	$137,250,000	$4,000,000
JPMorgan Chase Bank, N.A.	$42,250,000	$152,250,000	$4,000,000
Deutsche Bank AG New York Branch	$36,000,000	$191,000,000	$4,000,000
U.S. Bank National Association	$42,250,000	$132,250,000	$4,000,000
Bank of America, N.A.	$41,000,000	$141,000,000	$9,000,000
Citibank, N.A.	$33,250,000	$133,250,000	$6,750,000
PNC Bank, National Association	$20,000,000	$105,000,000	$5,000,000
Goldman Sachs Bank USA	$20,000,000	$95,000,000	$5,000,000
The Bank of New York Mellon	$25,000,000	$85,000,000	$6,250,000
MUFG Union Bank, N.A.	$20,000,000	$95,000,000	$5,000,000
TD Bank, N.A.	$20,000,000	$80,000,000	$5,000,000
Barclays Bank PLC	$25,000,000	$100,000,000	$0
Agricultural Bank of China Limited	$10,000,000	$30,000,000	$40,000,000
Morgan Stanley Senior Funding, Inc.	$25,000,000	$25,000,000	$0
Morgan Stanley Bank, N.A.	$0	$30,000,000	$0
Bank of East Asia	$0	$0	$0
Mega International Commercial Bank (New York)	$0	$20,000,000	$0
First Commercial Bank New York Branch	$8,000,000	$13,000,000	$2,000,000
The Northern Trust Company	$0	$15,000,000	$0
Bank of Taiwan, New York Branch	$0	$12,000,000	$0
E. Sun Commercial Bank, Ltd., Los Angeles Branch	$0	$8,000,000	$0
Taiwan Cooperative Bank, Los Angeles Branch	$0	$0	$0
TOTAL	$400,000,000	$1,600,000,000	$100,000,000